Evergreen International Bond Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
22	INDEPENDENT AUDITORS’ REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen International Bond Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“A few days after the end of the period the U.S. Federal Reserve Board cut interest rates by 0.5%, but neither the Bank of England nor the European Central Bank followed the Fed’s lead as we had expected. We believe it is only a matter of time before other central banks will trim interest rates, as economic growth and corporate profits remain weak. This is an environment in which we believe investors could potentially benefit from fixed income securities.”

MANAGEMENT TEAM

George R. McNeill
Customized Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/15/1993
	Class I	Class IS
Class Inception Date	12/15/1993	12/15/1993

Average Annual Return

1 year	11.11%	10.81%

5 year	4.63%	4.40%

Since Portfolio Inception	4.44%	4.20%

30-day SEC Yield	5.91%	5.64%

12-month income dividends per share	$0.40	$0.38

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to 8/31/1998 is based on the performance of Class Y of the fund’s predecessor fund, CoreFund Global Bond Fund. Class I does not pay a 12b-1 fee. Historical performance shown for Class IS prior to 8/31/1998 is based on the performance of Class A of the fund’s predecessor fund and reflects the same 0.25% 12b-1 fee applicable to Class IS. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen International Bond Fund Class I shares,1 versus a similar investment in the J.P. Morgan Global Government Index Excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMGXUS is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class I shares had a total return of 11.11% for the 12-month period ended October 31, 2002. During the same period, the J.P. Morgan Global Government Index Excluding U.S. (JPMGXUS) returned 10.18%, while the median return of funds in the Lipper International Income Funds Classification was 8.35%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the investment environment like during the period?

The backdrop was one of uncertainty over economic growth and corporate profitability. In this environment, investors sought to avoid risk. Therefore, they preferred bonds over equities, and they favored sovereign bonds -- those issued by governments -- over corporate bonds. Almost immediately after September 11, 2001, there were a number of interest rate cuts by central banks around the world to stimulate economic growth. During the last six months of the fiscal year, however, we saw interest rate stability. There was increasing concern about the future as it became clear that further interest rate reductions would eventually be necessary to stimulate economic growth.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$67,620,523

Average Credit Quality*	A+

Effective Maturity	8.7 years

Average Duration	5.9 years

*Source: Standard & Poor’s

Against this backdrop, how did you manage the fund?

We sought to control risk while providing an attractive yield by exercising a strict diversification policy, particularly in emerging market government bonds and corporate bonds. In the corporate area, we had holdings in communications and telecommunications, diversified financial services, manufacturing, utilities, environmental control companies, consumer businesses, foods, engineering and construction, advertising, and agriculture. More than two-thirds of the securities in the portfolio were rated above BBB.

Because interest rates were relatively low, we kept the fund’s duration slightly longer than that of the benchmark JPMGXUS. Duration measures a bond’s sensitivity to interest rate changes. In a low interest rate environment, prices on longer-duration bonds are more volatile, but they have the potential to appreciate more than shorter-duration bonds whose prices tend to be more stable. Because we anticipated central bank interest rate cuts, we began to shorten the fund’s duration toward the end of the period. We believe that lower interest rates could favor the equity markets more than bonds over the next few months. As a result, bond prices could decline and yields rise. In this situation, a shorter duration would be more beneficial to the fund.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO COMPOSITION
(based on 10/31/2002 portfolio assets)

Where did you find the most opportunity?

We maintained a strong emphasis on quality. Therefore, the fund was heavily weighted toward the Eurozone and the United Kingdom (UK) -- areas with stable political climates and liquid securities markets. The Eurozone countries are those that comprise the European Monetary Union and include Austria, Belgium, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Portugal and Spain. We believed the Eurozone had the greatest undervalued potential of all of the major markets. We favored the UK fixed income market because it was relatively cheap.

How did you manage the fund’s currency position?

Getting the currency mix of the portfolio right, particularly the U.S. dollar and euro positions, was essential but not easy. At both the beginning and the end of the period we believed it was right to be high in euros at the expense of the U.S. dollar. We owned U.S. dollars, however, for a relatively brief time in the middle of the fiscal year as the U.S. dollar had a meaningful rally. The fund’s exposure to the pound sterling and the Australian and New Zealand dollar was beneficial for performance. We avoided the Japanese yen, as well as Japanese bonds, throughout the period because at no time did these assets appear cheap. While our Japanese strategy diverged from the fund’s benchmark, which has a 30% position in Japan, it proved to be correct.

PORTFOLIO QUALITY*
(based on 10/31/2002 market value of bonds)

*Source: Standard & Poor’s

What is your outlook for the next 12 months?

A few days after the end of the period the U.S. Federal Reserve Board cut interest rates by 0.5%, but neither the Bank of England nor the European Central Bank followed the Fed’s lead as we had expected. We believe it is only a matter of time before other central banks will trim interest rates, as economic growth and corporate profits remain weak. This is an environment in which we believe investors could potentially benefit from fixed income securities.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,		Year Ended September 30,				Year Ended
	2002	2001[1]	2001	2000	1999	1998[2,3,4]	June 30, 1998[3]
CLASS I
Net asset value, beginning of period	$8.61	$8.43	$8.17	$9.51	$9.52	$9.32	$9.54
Income from investment operations
Net investment income	0.48	0.04	0.42	0.43	0.40	0.11	0.47
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.45	0.14	0.37	-1.21	-0.03	0.22	-0.06
Total from investment operations	0.93	0.18	0.79	-0.78	0.37	0.33	0.41

Distributions to shareholders from
Net investment income	-0.40	0	-0.53	-0.56	-0.38	-0.13	-0.63

Net asset value, end of period	$9.14	$8.61	$8.43	$8.17	$9.51	$9.52	$9.32
Total return	11.11%	2.14%	9.90%	-4.87%	3.96%	3.56%	4.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$67,487	$65,582	$64,824	$71,910	$55,258	$46,607	$36,722
Ratios to average net assets
Expenses[5]	0.74%	0.67%[6]	0.71%	0.70%	0.69%	0.76%[6]	0.81%
Net investment income	5.55%	5.30%[6]	5.03%	4.52%	4.18%	4.89%[6]	4.90%
Portfolio turnover rate	54%	0%	66%	64%	158%	3%	46%

1.  For the one month ended October 31, 2001. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen International Bond Fund. CoreFund Global Bond Fund is the accounting and performance survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these financial highlights.

4.  For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended October 31,		Year Ended September 30,				Year Ended
	2002	2001[1]	2001	2000	1999	1998[2,3,4]	June 30, 1998[3]
CLASS IS
Net asset value, beginning of period	$8.63	$8.45	$8.17	$9.50	$9.51	$9.30	$9.52
Income from investment operations
Net investment income	0.44	0.08	0.42	0.33	0.38	0.11	0.40
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.47	0.10	0.36	-1.13	-0.03	0.23	-0.01
Total from investment operations	0.91	0.18	0.78	-0.80	0.35	0.34	0.39

Distributions to shareholders from
Net investment income	-0.38	0	-0.50	-0.53	-0.36	-0.13	-0.61

Net asset value, end of period	$9.16	$8.63	$8.45	$8.17	$9.50	$9.51	$9.30
Total return	10.81%	2.13%	9.66%	-8.67%	3.74%	3.61%	4.16%
Ratios and supplemental data
Net assets, end of period (thousands)	$133	$204	$175	$159	$238	$129	$198
Ratios to average net assets
Expenses[5]	0.98%	0.93%[6]	0.96%	0.95%	0.95%	1.00%[6]	1.06%
Net investment income	5.29%	5.07%[6]	4.80%	4.26%	3.85%	4.65%[6]	4.65%
Portfolio turnover rate	54%	0%	66%	64%	158%	3%	46%

1.  For the one month ended October 31, 2001. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen International Bond Fund. CoreFund Global Bond Fund is the accounting and performance survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these financial highlights.

4.  For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 35.5%
CONSUMER DISCRETIONARY 1.4%
Multi-line Retail 1.4%
Levi Strauss & Co., 11.625%, 01/15/2008, EUR	B+	500,000	$ 442,264
Woolworths Group Plc, 8.75%, 11/15/2006, GBP	BB	350,000	523,644
965,908
CONSUMER STAPLES 3.0%
Food & Drug Retailing 2.1%
Tesco Plc, 7.50%, 07/30/2007, GBP	AA	680,000	1,173,319
The Big Food Group, 9.75%, 06/30/2012, GBP	BB-	250,000	282,185
1,455,504
Tobacco 0.9%
Gallaher Group Plc, 5.875%, 08/06/2008, EUR	BBB	600,767	609,086
FINANCIALS 15.4%
Banks 3.5%
Lloyds Bank Plc, 4.75%, 03/18/2011, EUR	AAA	2,470,000	2,383,734
Diversified Financials 11.9%
Eksportfinans AS, 6.875%, 02/09/2004, SEK	AA+	2,500,000	279,731
Generali Finance BV, 4.75%, 05/12/2014, EUR	AA-	376,000	349,305
Helaba Finance BV, 3.875%, 03/03/2004, SEK	AAA	7,000,000	755,669
Household Financial Corp., 5.125%, 06/24/2009, EUR	AAA	3,212,000	2,452,238
Principal Financial Group, Inc., 6.25%, 01/31/2008, AUD	A2	2,000,000	1,085,482
Siemens Financier, 5.50%, 03/12/2007, EUR	AA-	3,000,000	3,085,822
8,008,247
INDUSTRIALS 9.5%
Commercial Services & Supplies 4.6%
Agbar International, 6.00%, 11/12/2009, EUR	AA-	2,000,000	2,104,430
Britax Group Plc, 11.25%, 05/15/2011, EUR	B-	200,000	97,841
WPP Group Plc, 6.00%, 06/18/2008, EUR	BBB	1,000,000	916,154
3,118,425
Construction & Engineering 2.6%
Britannia Building Society, 8.875%, 09/30/2011, GBP	A3	1,000,000	1,769,322
Industrial Conglomerates 2.3%
Bombardier, Inc, 6.25%, 02/23/2006, GBP	BBB+	400,000	471,506
Tyco International, Ltd., 5.50%, 11/19/2008, EUR	Baa1	1,400,000	1,080,953
1,552,459
TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
Deutsche Telekom AG, 7.13%, 06/15/2005, GBP	BBB+	1,140,000	1,823,745
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS-CORPORATE (continued)
UTILITIES 3.5%
Electric Utilities 3.5%
Electridade de Portugal, 6.40%, 10/29/2009, EUR	Ba	2,260,000	$ 2,344,118
Total Foreign Bonds-Corporate			24,030,548
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 41.3%
Canada, 6.00%, 06/01/2011, CAD	AAA	5,050,000	3,469,710
Chile, 5.125%, 07/25/2005, EUR	AAA	500,000	494,150
Colombia, 11.375%, 01/31/2008, EUR	BB	500,000	453,630
Germany, 5.50%, 01/04/2031, EUR	AAA	3,900,000	4,065,202
Hungary, 8.50%, 11/24/2003, HUF	A1	425,000,000	1,720,528
Lithuania, 6.625%, 02/20/2008, EUR	BBB	650,000	690,446
Mexico, 7.375%, 03/13/2008, EUR	BBB-	500,000	500,524
Netherlands:
3.75%, 07/15/2009, EUR	AAA	1,000,000	962,876
5.50%, 01/15/2028, EUR	AAA	5,100,000	5,288,312
New Zealand, 6.00%, 11/15/2011, NZD	AAA	6,900,000	3,284,856
Poland, 8.50%, 02/12/2005, PLN	A	10,000,000	2,603,860
Romania, 10.625%, 06/27/2008, EUR	B+	1,000,000	1,135,951
South Africa, 7.00%, 04/10/2008, EUR	BBB	630,000	643,642
Sweden, 5.00%, 01/28/2009, SEK	AA+	2,085,000	2,140,725
Ukraine, 10.00%, 03/15/2007, EUR	B2	504,000	489,561
Total Foreign Bonds-Government			27,943,973
YANKEE OBLIGATIONS-CORPORATE 10.8%
CONSUMER STAPLES 0.8%
Tobacco 0.8%
Rothmans Nederland Holdings BV, 6.50%, 05/06/2003	A	$ 500,000	508,868
FINANCIALS 3.3%
Banks 0.8%
Kfw International Finance, Inc., 4.00%, 06/07/2003	AAA	500,000	507,200
Diversified Financials 2.5%
Ann International Finance NV, 7.00%, 02/14/2003	BBB+	780,000	672,321
Ford Motor Credit Co.:
7.375%, 10/28/2009	BBB	320,000	290,056
8.00%, 06/06/2003	BBB+	200,000	202,100
Hutchison Whampoa Finance, Ltd. 6.95%, 08/01/2007	A	500,000	545,863
1,710,340
HEALTH CARE 0.6%
Insurance 0.6%
Aegon Funding Corp., 6.75%, 11/15/2006	AA-	410,000	410,615
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE (continued)
MATERIALS 0.6%
Containers & Packaging 0.6%
Sea Containers, Ltd., 10.75%, 10/15/2006	B+	$ 500,000	$ 432,500
TELECOMMUNICATION SERVICES 5.5%
Diversified Telecommunication Services 4.7%
British Telecom Plc, 7.00%, 05/23/2007	A-	500,000	552,326
France Telecom, 7.00%, 11/10/2005	BBB-	1,115,000	1,710,626
TPSA Finance BV:
7.125%, 12/10/2003 144A	BBB	450,000	449,818
7.75%, 12/10/2008	BBB	500,000	470,000
3,182,770
Wireless Telecommunications Services 0.8%
SK Telecom, Ltd., 7.75%, 04/29/2004	A-	500,000	535,636
Total Yankee Obligations-Corporate			7,287,929
YANKEE OBLIGATIONS-GOVERNMENT 7.7%
Brazil, 11.50%, 03/12/2008	B+	1,000,000	652,500
Egypt, 8.75%, 07/11/2011	BB+	500,000	519,000
Korea, 8.875%, 04/15/2008	A-	1,000,000	1,233,500
Malaysia, 7.50%, 07/15/2011	BBB+	500,000	569,332
Philippines, 8.375%, 03/12/2009	BB+	1,000,000	1,011,250
Qatar, 9.75%, 06/15/2030 144A	BBB+	500,000	610,000
Russia, 10.00%, 06/26/2007	BB-	500,000	570,000
Total Yankee Obligations-Government			5,165,582
Total Investments (cost $61,674,894) 95.3%			64,428,032
Other Assets and Liabilities 4.7%			3,192,491
Net Assets 100.0%			$ 67,620,523

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

Summary of Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

At October 31, 2002, the Fund held investments in the following countries (unaudited):

	Market Value	Percentage of Total Investments
Netherlands	$13,694,416	21.3%
United Kingdom	9,528,778	14.8%
Germany	5,238,521	8.1%
United States	4,446,917	6.9%
Canada	3,941,216	6.1%
New Zealand	3,284,856	5.1%
Poland	2,603,860	4.0%
Portugal	2,344,118	3.6%
Sweden	2,140,725	3.3%
South Korea	1,769,136	2.7%
Hungary	1,720,528	2.7%
France	1,710,626	2.7%
Chile	1,166,471	1.8%
Romania	1,135,951	1.8%
Australia	1,085,482	1.7%
Luxembourg	$1,080,953	1.7%
Philippines	1,011,250	1.6%
Lithuania	690,446	1.1%
Brazil	652,500	1.0%
South Africa	643,642	1.0%
Qatar	610,000	0.9%
Russia	570,000	0.9%
Malaysia	569,332	0.9%
Cayman Island	545,863	0.8%
Egypt	519,000	0.8%
Mexico	500,524	0.8%
Ukraine	489,561	0.8%
Colombia	453,629	0.7%
Norway	279,731	0.4%
	$ 64,428,032	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 61,674,894
Net unrealized gains on securities	2,753,138

Market value of securities	64,428,032
Cash	666,624
Foreign currency, at value (cost $442,570)	442,824
Receivable for Fund shares sold	35,000
Interest receivable	2,093,071
Prepaid expenses and other assets	80,875

Total assets	67,746,426

Liabilities
Unrealized losses on forward foreign currency exchange contracts	115,163
Advisory fee payable	1,097
Distribution Plan expenses payable	1
Due to other related parties	184
Accrued expenses and other liabilities	9,458

Total liabilities	125,903

Net assets	$ 67,620,523

Net assets represented by
Paid-in capital	$ 63,717,899
Undistributed net investment income	1,353,426
Accumulated net realized losses on securities and foreign currency related transactions	(134,585)
Net unrealized gains on securities and foreign currency related transactions	2,683,783

Total net assets	$ 67,620,523

Net assets consists of
Class I	$ 67,487,242
Class IS	133,281

Total net assets	$ 67,620,523

Shares outstanding
Class I	7,381,698
Class IS	14,557

Net asset value per share
Class I	$ 9.14
Class IS	$ 9.16

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Interest (net of foreign withholding taxes of $1,725)	$ 3,912,501

Expenses
Advisory fee	324,675
Distribution Plan expenses	347
Administrative services fees	62,438
Transfer agent fee	1,139
Trustees’ fees and expenses	1,378
Printing and postage expenses	12,751
Custodian fee	74,060
Registration and filing fees	15,447
Professional fees	25,434
Interest expense	1,010
Other	1,727

Total expenses	520,406
Less: Expense reductions	(14,952)
Fee waivers	(60,437)

Net expenses	445,017

Net investment income	3,467,484

Net realized and unrealized gains on securities and foreign currency related transactions
Net realized gains on:
Securities	675,635
Foreign currency related transactions	74,427

Net realized gains on securities and foreign currency related transactions	750,062
Net change in unrealized gains or losses on securities and foreign currency related transactions	2,420,279

Net realized and unrealized gains on securities and foreign currency related transactions	3,170,341

Net increase in net assets resulting from operations	$ 6,637,825

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2002		Year Ended October 31, 2001(a)

Operations
Net investment income		$ 3,467,484		$ 293,004
Net realized gains or losses on securities and foreign currency related transactions		750,062		(61,206)
Net change in unrealized gains or losses on securities and foreign currency related transactions		2,420,279		1,169,575
Net increase in net assets resulting from operations		6,637,825		1,401,373
Distributions to shareholders from
Net investment income
Class I		(2,859,268)		0
Class IS		(6,305)		0

Total distributions to shareholders		(2,865,573)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class I	307,504	2,697,135	1,880	15,800
Class IS	46,632	410,979	3,217	27,469

		3,108,114		43,269

Net asset value of shares issued in reinvestment of distributions
Class I	303,261	2,642,713	0	0
Class IS	641	5,635	0	0

		2,648,348		0

Payment for shares redeemed
Class I	(842,617)	(7,205,573)	(76,974)	(655,184)
Class IS	(56,339)	(488,823)	(296)	(2,500)

		(7,694,396)		(657,684)

Net decrease in net assets resulting from capital share transactions		(1,937,934)		(614,415)

Total increase in net assets		1,834,318		786,958
Net assets
Beginning of period		65,786,205		64,999,247

End of period		$ 67,620,523		$ 65,786,205

Undistributed net investment income		$ 1,353,426		$ 348,893

(a) For the one month ended October 31, 2001. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2001

Operations
Net investment income		$ 3,398,800
Net realized losses on securities and foreign currency related transactions		(3,706,141)
Net change in unrealized gains or losses on securities and foreign currency related transactions		6,392,904

Net increase in net assets resulting from operations		6,085,563

Distributions to shareholders from
Net investment income
Class I		(4,210,168)
Class IS		(9,780)

Total distributions to shareholders		(4,219,948)

	Shares
Capital share transactions
Proceeds from shares sold
Class I	226,907	1,937,532
Class IS	15,914	136,426

		2,073,958

Net asset value of shares issued in reinvestment of distributions
Class I	402,718	3,377,771
Class IS	804	6,706

		3,384,477

Payment for shares redeemed
Class I	(1,746,006)	(14,260,489)
Class IS	(15,498)	(132,995)
		(14,393,484)

Net decrease in net assets resulting from capital share transactions		(8,935,049)

Total decrease in net assets		(7,069,434)
Net assets
Beginning of period		72,068,681

End of period		$ 64,999,247

Overdistributed net investment income		$ (5,070,639)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded

NOTES TO FINANCIAL STATEMENTS

at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and premium amortization.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS

First International Advisors, Ltd., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

During the year ended October 31, 2002, the investment advisor waived its fees in the amount of $60,437 which represents 0.10% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $32,073,086 and $33,599,088, respectively, for the year ended October 31, 2002.

At October 31, 2002, the Fund had forward exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at October 31, 2002	In Exchange for U.S. $	Unrealized Loss

11/22/2002	10,200,000 Euro	$ 10,070,771	$ 9,955,608	$ 115,163

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $62,008,985. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,043,399 and $1,624,352, respectively, with a net unrealized appreciation of $2,419,047.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

NOTES TO FINANCIAL STATEMENTS

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis consisted of undistributed ordinary income and unrealized appreciation in the amount of $1,483,577 and $2,419,047, respectively.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and unrealized foreign currency losses. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the year ended October 31, 2002 was $2,865,573 of ordinary income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $14,952, which represents 0.02% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had average borrowings outstanding of $40,822 at a rate of 2.47% and paid interest of $1,010, which represents 0.00% of its average daily net assets.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Bond Fund, a portfolio of Evergreen Select Fixed Income Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen International Bond Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564344 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034